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                                                                    Exhibit 10.7

                               KEEPWELL AGREEMENT

                  This KEEPWELL AGREEMENT (as the same may be amended, restated, supplemented or otherwise modified from time to time, this "Agreement") is made as of the 11th day of October, 2002, by LJH, LTD., a Texas limited partnership ("LJH"), in favor of the "Agent", "Lenders", the "Issuing Banks" and the other "Holders" under that certain Fifth Amended and Restated Credit Agreement dated as of July 12, 2002, by and among TMAS/ASI, INC., an Arkansas corporation formerly known as Aerocell Structures, Inc. ("Aerocell"), TRIAD INTERNATIONAL MAINTENANCE CORPORATION, a Delaware corporation ("TIMCO"), AIRCRAFT INTERIOR DESIGN, INC., a Florida corporation ("Design"), and TIMCO ENGINE CENTER, INC., a Delaware corporation ("TIMCO Engine") (Aerocell, TIMCO, Design, and TIMCO Engine being collectively referred to as the "Borrowers" and each individually, a "Borrower"), TIMCO AVIATION SERVICES, INC., a Delaware corporation ("Parent"), the Lenders and Issuing Banks from time to time parties thereto and Citicorp USA, Inc., in its capacity as Agent for the Holders. Such Fifth Amended and Restated Credit Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time, is hereinafter referred to as the "Credit Agreement". Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

                                  WITNESSETH:

                  WHEREAS, the Borrowers are parties to the Credit Agreement and, pursuant thereto, the Lenders and Issuing Banks have agreed to make and extend certain loans and provide certain other financial accommodations to the Borrowers for which the Borrowers are jointly and severally liable;

                  WHEREAS, as of the date hereof, the Parent has acquired all of the issued and outstanding Capital Stock of Brice Manufacturing Company, a California corporation ("Brice") pursuant to that certain Stock Purchase Agreement dated as of October 2, 2002 between Ducommun Incorporated and Parent (the transactions contemplated by such Stock Purchase Agreement being referred to herein as the "Brice Acquisition");

                  WHEREAS, LJH acknowledges that it has in the past benefited and will in the future benefit from the Loans, Letters of Credit and other financial accommodations extended to the Borrowers under the Credit Agreement;

                  WHEREAS, as a condition to consenting the Brice Acquisition and continuing to make credit facilities available under the Credit Agreement, the Lenders and Issuing Banks have required that LJH execute and deliver this Agreement for the benefit of the Agent, Lenders, Issuing Banks and other Holders on the terms and conditions hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


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                  1.       Keepwell Agreement. (i) For value received and in
consideration of any loan, advance or financial accommodation of any kind whatsoever heretofore, now or hereafter made, given or granted to the Borrowers by the Lenders and the Issuing Banks and of the Requisite Lenders' consent to the Brice Acquisition, LJH unconditionally and irrevocably agrees for the benefit of each of the Holders that LJH will pay to the Agent, for application to the outstanding Revolving Loans (without reduction of the Revolving Credit Commitment) or, if no Revolving Loans are then outstanding, to Brice (which shall be deemed to be an increase in the principal amount of the LJH Note and an intercompany loan from Parent to Brice), an amount equal to the "Brice Cash Shortfall" (as defined below) incurred during any calendar month, such payment to be made to the Agent not later than ten (10) days after the delivery of the monthly financial statements required to be delivered to the Agent and the Lenders under Section 8.01(a) of the Credit Agreement (the "Monthly Financials"). "Brice Cash Shortfall" shall mean, for Brice on a stand-alone basis for any calendar month, the absolute value of an amount equal to the lesser of (x) zero and (y) an amount equal to (1) Net Income, plus (2) depreciation and amortization expense, plus (3) non-cash interest expense, plus
(4) federal, state and local income taxes deducted from Net Income, minus (5) extraordinary gains, in each case determined in accordance with GAAP. In addition, not later than 10 days after the delivery of the Monthly Financials for October 2002, LJH shall pay to the Agent, for application to the outstanding Revolving Loans (without reduction of the Revolving Credit Commitment) or, if no Revolving Loans are then outstanding, to Parent (which shall be deemed to be an increase in the principal amount of the LJH Note) an amount equal to the aggregate amount of transaction costs incurred by Parent or any of its Subsidiaries in connection with the Brice Acquisition.

                  (ii) LJH further agrees to pay to the Agent and reimburse the Agent for, on demand and in immediately available funds, (a) all losses (including, without limitation, lost profits), fees, costs and expenses (including, without limitation, all court costs and attorneys' and paralegals' fees, costs and expenses) paid or incurred by the Agent or any of the Holders in: (1) endeavoring to collect all or any part of any Brice Cash Shortfall payable hereunder from, or in prosecuting any action against, LJH; and (2) preserving, protecting or defending the enforceability of, or enforcing, this Agreement or their respective rights hereunder (all such costs and expenses are hereinafter referred to as the "Expenses") and (b) interest on (1) any Brice Cash Shortfall which is not paid when due pursuant to Section 1(i) above, and
(2) the Expenses, from the date of demand under this Agreement until paid in full at the per annum rate of interest described in Section 5.01(c) of the Credit Agreement (the "Interest Rate"). The obligations of LJH under this
Section 1 are collectively referred to as the "Keepwell Obligations".

                  2. Obligations Unconditional. LJH hereby agrees that its obligations under this Agreement shall be unconditional, irrespective of:

                  (i) the validity, enforceability, avoidance or subordination of any of the Obligations or any of the Loan Documents;

                  (ii) the absence of any attempt by, or on behalf of, any Holder or the Agent to collect, or to take any other action to enforce, all or any part of the Obligations whether from or against any Borrower, any Guarantor, any other guarantor of the Obligations or any other Person;


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                  (iii)    the election of any remedy by, or on behalf of, any
         Holder or the Agent with respect to all or any part of the Obligations or the Keepwell Obligations;

                  (iv) the waiver, consent, extension, forbearance or granting of any indulgence by, or on behalf of, any Holder or the Agent with respect to any provision of any of the Loan Documents;

                  (v) the failure of the Agent to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations;

                  (vi) the election by, or on behalf of, any one or more of the Holders, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. 101 et seq.) (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code;

                  (vii) any borrowing or grant of a security interest by any Borrower or Guarantor, as debtor-in-possession, under Section 364 of the Bankruptcy Code;

                  (viii) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of any of the Holders or the Agent for repayment of all or any part of the Obligations; or

                  (ix) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of any Borrower, any Guarantor or LJH.

                  3. Enforcement; Application of Payments. Upon LJH's failure to make any payment in respect of the Keepwell Obligations, the Agent may proceed directly and at once, without notice, against LJH to obtain performance of and to collect and recover the full amount, or any portion, of the Keepwell Obligations, without first proceeding against any Borrower or any other Person, or against any security or collateral for the Obligations. Subject only to the express terms and provisions of this Agreement and the Credit Agreement, the Agent shall have the exclusive right to determine the application of payments and credits, if any, from LJH on account of the Keepwell Obligations, any Borrower, any Guarantor or from any other Person on account of the Obligations.

                  4. Waivers. (i) LJH hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of any Borrower and any Guarantor, protest or notice with respect to the Obligations, all setoffs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Agreement, the benefits of all statutes of limitation, and all other demands whatsoever (and shall not require that the same be made on any Borrower or Guarantor as a condition precedent to LJH's obligations hereunder), and covenants that this Agreement will not be discharged, except by complete payment (in cash) and performance of the Keepwell Obligations and the Obligations. LJH further waives all notices of the existence, creation or incurrence of new or additional indebtedness, arising either from additional loans extended to the Borrowers or the Guarantors, or otherwise, and also waives all notices that the principal amount, or any portion thereof, and/or any interest on any instrument or document evidencing all or any part of the Obligations is due, notices of any and all proceedings to collect from the maker, any endorser or any guarantor of all or any part of the Obligations, or from any other Person, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any security or collateral given to the Agent to secure payment of all or any part of the Obligations.

                  (ii) LJH understands that it shall be liable for the full amount of its liability under this Agreement, notwithstanding foreclosure of any real property securing all or any part of the Obligations by trustee sale or any other reason impairing the right of LJH , the Agent or any of the other Holders to proceed against any Borrower, any guarantor of any or all of the Obligations or any Borrower's or such guarantor's property. LJH agrees that all of its obligations under this Agreement shall remain in full force and effect without defense, offset or counterclaim of any kind, notwithstanding that LJH's rights against the Borrowers or any Guarantors may be impaired, destroyed or otherwise affected by reason of any action or inaction on the part of the Agent or any other Holder. Without limiting the generality of the foregoing or any other provision hereof, LJH hereby waives, to the fullest extent permitted by applicable law in accordance with Section 2856 of the California Civil Code, all rights and benefits under California Civil Code Sections 2787 to 2855, inclusive (or any similar laws in other jurisdictions) and all rights and benefits of California Civil Code Sections 2899 and 3433 (or any similar laws in any other jurisdiction). In addition, without limiting the generality of the foregoing or any other provision hereof, LJH hereby waives, in accordance with
Section 2856 of the California Civil Code, all rights and defenses (including, without limitation, all rights and defenses arising out of an election of remedies by the Agent or any Holder) that LJH may have because the Obligations are secured by real property. This means, among other things:

                           (A) the Agent or any Holder may collect from LJH without first foreclosing on any real or personal property collateral pledged by any Borrower or any Guarantor; and

                           (B) if the Agent or any Holder forecloses on any real property collateral pledged by any Borrower or any Guarantor:

                                    (1)      the amount of the debt may be
                  reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and

                                    (2)      the Agent or any Holder may
                  collect from LJH even if the Agent or any Holder, by foreclosing on the real property collateral, has destroyed any right LJH may have to collect from any Borrower or any Guarantor.

         This is an unconditional and irrevocable waiver of any rights and defenses LJH may have because the Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure (or any similar laws in any other jurisdiction).

                           (C) Further, LJH waives all rights and defenses arising out of an election to remedies by the Agent or any Holder, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for the Obligations, has destroyed LJH's rights of subrogation and reimbursement against any Borrower or any Guarantor by the operation of Section 580d of the California Code of Civil Procedure (or any similar laws in any other jurisdiction).

                  (iii) In accordance with Section 13 below, this Agreement shall be governed by, and shall be construed and enforced in accordance with, the laws and decisions of the State of New York. The referenced provisions of California law in this Section 4 and elsewhere in this Agreement are included solely out of an abundance of caution, and shall not be construed to mean that any of the referenced provisions of California law are in any way applicable to this Agreement, the Obligations or the Keepwell Obligations.

                  (iv) The Holders, either themselves or acting through the Agent, are hereby authorized, without notice or demand and without affecting the liability of LJH hereunder, from time to time, (a) to renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, all or any part of the Obligations, or to otherwise modify, amend, change, restate or supplement the terms of any of the Loan Documents; (b) to accept partial payments on all or any part of the Obligations; (c) to take and hold security or collateral for the payment of all or any part of the Obligations, this Agreement, or any other guaranties of all or any part of the Obligations or other liabilities of the Borrowers, (d) to exchange, enforce, waive and release any such security or collateral; (e) to apply such security or collateral and direct the order or manner of sale thereof as in their discretion they may determine; (f) to settle, release, exchange, enforce, waive, compromise or collect or otherwise liquidate all or any part of the Obligations, this Agreement, any other guaranty of all or any part of the Obligations, and any security or collateral for the Obligations or for any such guaranty. Any of the foregoing may be done in any manner, without affecting or impairing the obligations of LJH hereunder.

                  5. Setoff. At any time after all or any part of the Keepwell Obligations have become due and payable (by acceleration or otherwise), each Holder and the Agent may, without notice to LJH and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of all or any part of the Keepwell Obligations (i) any indebtedness due or to become due from such Holder or the Agent to LJH, and (ii) any moneys, credits or other property belonging to LJH, at any time held by or coming into the possession of such Holder or the Agent or any of their respective affiliates.

                  6. Financial Information. LJH hereby assumes responsibility for keeping itself informed of the financial condition of the Borrowers, the Guarantors and any and all endorsers and/or other guarantors of all or any part of the Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Obligations, or any part thereof, that diligent inquiry would reveal, and LJH hereby agrees that none of the Holders nor the Agent shall have any duty to advise LJH of information known to any of them regarding such condition or any such circumstances. In the event any Holder, in its sole discretion, undertakes at any time or from time to time to provide any such information to LJH, such Holder shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which such Holder, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or
(iii) to make any other or future disclosures of such information or any other information to LJH.


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

                  7. No Marshalling; Reinstatement. LJH consents and agrees that none of the Holders or the Agent nor any Person acting for or on behalf of the Holders or the Agent shall be under any obligation to marshal any assets in favor of LJH or against or in payment of any or all of the Obligations or the Keepwell Obligations.

                  8. Subrogation. Until the Obligations have been paid in full, in cash, LJH (i) shall have no right of subrogation with respect to such Obligations and (ii) waives any right to enforce any remedy which the Holders or the Agent (or any of them) now have or may hereafter have against any Borrower, any endorser or any guarantor of all or any part of the Obligations or any other Person, and LJH waives any benefit of, and any right to participate in, any security or collateral given to the Holders and the Agent (or any of them) to secure the payment or performance of all or any part of the Obligations or any other liability of the Borrowers to the Holders.

                  9. Enforcement; Amendments; Waivers. No delay on the part of any of the Holders or the Agent in the exercise of any right or remedy arising under this Agreement, the Credit Agreement, any of the other Loan Documents or otherwise with respect to all or any part of the Obligations, the Keepwell Obligations, the Collateral or any other guaranty of or security for all or any part of the Obligations shall operate as a waiver thereof, and no single or partial exercise by any such Person of any such right or remedy shall preclude any further exercise thereof. No modification or waiver of any of the provisions of this Agreement shall be binding upon the Holders or the Agent, except as expressly set forth in a writing duly signed and delivered by the Agent or by the party making such modification or waiver. Failure by any of the Holders or the Agent at any time or times hereafter to require strict performance by LJH of any of the provisions, warranties, terms and conditions contained in this Agreement shall not waive, affect or diminish any right of the Agent or such Holder at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of the Agent or any Holder, or their respective agents, officers or employees, unless such waiver is contained in an instrument in writing, directed and delivered to LJH, specifying such waiver, and is signed by the party or parties necessary to give such waiver under the Credit Agreement. No waiver of any default in LJH's performance of its obligations under this Agreement shall operate as a waiver of any other default or the same such default on a future occasion, and no action by the Agent or any Holder permitted hereunder shall in any way affect or impair the Agent's or any Holder's rights and remedies or the obligations of LJH under this Agreement.

                  10. Effectiveness; Termination. This Agreement shall become effective upon its execution by LJH. This Agreement shall continue in full force and effect and may not be terminated or otherwise revoked until the Obligations shall have been fully paid (in cash) and discharged and the Credit Agreement and all financing arrangements between the Borrowers and the Holders shall have been terminated. LJH hereby expressly waives the benefits of Section 2815 of the California Civil Code (or any similar law in any other jurisdiction) purporting to allow a guarantor to revoke a continuing guaranty with respect to any transactions occurring after the date of such guaranty. If, notwithstanding the foregoing, LJH shall have any right under applicable law to terminate or revoke this Agreement, LJH agrees that such termination or revocation shall not be effective until a written notice of such revocation or termination, specifically referring hereto, signed by LJH, is actually received by the Agent. Any such


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termination, revocation or notice thereof shall constitute an automatic Event of Default under the Credit Agreement. Such notice shall not affect the right and power of any of the Holders or the Agent to enforce rights arising prior to receipt thereof by the Agent. If any Holder grants loans or takes other action after LJH terminates or revokes this Agreement but before the Agent receives such written notice, the rights of such Holder with respect thereto shall be the same as if such termination or revocation had not occurred.

                  11. Successors and Assigns. This Agreement shall be binding upon LJH and upon the successors and assigns of LJH and shall inure to the benefit of the Holders and the Agent and their respective successors and assigns; all references herein to any Borrower, any Guarantor and to LJH shall be deemed to include their respective successors and assigns. The successors and assigns of LJH, any Borrower and any Guarantor shall include, without limitation, their respective receivers, trustees and debtors-in-possession. All references to the singular shall be deemed to include the plural where the context so requires.

         12. Officer Authority. The undersigned hereby certifies that he/she has all necessary authority to grant and execute this Agreement on behalf of LJH.

         13. GOVERNING LAW. THIS AGREEMENT SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         14.      Certain Consents and Waivers of LJH.

                  (a) Personal Jurisdiction. (i) EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT SITTING IN NEW YORK, NEW YORK AND ANY COURT HAVING JURISDICTION OVER APPEALS OF MATTERS HEARD IN SUCH COURTS, IN ANY ACTION OR PROCEEDING ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. LJH IRREVOCABLY DESIGNATES AND APPOINTS CT CORPORATION SYSTEM, 1633 BROADWAY, NEW YORK, NEW YORK 10019, AS ITS AGENT (THE "PROCESS AGENT") FOR SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. LJH WAIVES IN ALL DISPUTES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.


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

                  (ii) LJH AGREES THAT THE AGENT SHALL HAVE THE RIGHT TO PROCEED AGAINST LJH IN A COURT IN ANY LOCATION TO ENABLE THE AGENT TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE AGENT OR ANY OTHER HOLDER. LJH AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY THE AGENT OR ANY OTHER HOLDER TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE AGENT OR ANY OTHER HOLDER. LJH WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE AGENT OR ANY OTHER HOLDER MAY COMMENCE A PROCEEDING DESCRIBED IN THIS SECTION.

                  (b) Service of Process. LJH IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE PROCESS AGENT OR LJH'S NOTICE ADDRESS SPECIFIED BELOW, SUCH SERVICE TO BECOME EFFECTIVE UPON RECEIPT. LJH IRREVOCABLY WAIVES ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED UPON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY JURISDICTION SET FORTH ABOVE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE AGENT TO BRING PROCEEDINGS AGAINST LJH IN THE COURTS OF ANY OTHER JURISDICTION.

                  (C) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT. ANY OF THE PARTIES HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF SUCH PARTY'S RIGHT TO TRIAL BY JURY.

                  15. Waiver of Bond. LJH waives the posting of any bond otherwise required of the Agent or other Holders in connection with any judicial process or proceeding to enforce any judgment or other court order entered in favor of the Agent or other Holders, or to enforce by specific performance, temporary restraining order, or preliminary or permanent injunction, this Agreement or any other agreement or document between the Agent or any other Holder and LJH.

                  16. Notices. Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, sent by facsimile transmission or courier service or United States certified mail and shall be deemed to have been given when delivered in person or by courier service, upon transmission thereof in the case of a facsimile transmission, or four (4) Business Days after deposit in the United States mail with postage prepaid and properly addressed. Notices to the Agent shall not be effective until received by the Agent. For purposes hereof, the addresses of the parties hereto shall be as set forth below, or at such other address as may be designated by such party in a written notice to the Agent and the other Holders.

         if to LJH, at

                  LJH, Ltd.
                  c/o Mr. Max Shaw
                  P.O. Box 1234
                  Sherman, Texas 75091
                  Telecopy:  (903) 465-6514

         with copies to:

                  TIMCO Aviation Services, Inc.
                  623 Radar Road
                  Greensboro, North Carolina  27410
                  Attention:  Chief Financial Officer
                  Telecopy:  (336) 665-9508

                  and

                  Akerman, Senterfitt & Eidson, P.A.
                  Suntrust International Center
                  28th Floor
                  One S.E. 3rd Avenue
                  Miami, Florida  33131-1704
                  Attention:  Phillip Schwartz
                  Telecopy:  (305) 374-5095

         if to the Agent, at

                  Citicorp USA, Inc.
                  388 Greenwich Street
                  19th Floor
                  New York, New York  10013
                  Attention:  Keith R. Gerding
                  Telecopy:   (212) 816-2613

         with a copy to

                  Sidley Austin Brown & Wood
                  Bank One Plaza
                  10 South Dearborn Street
                  Chicago, Illinois 60603
                  Attention:  Michael D. Wright
                  Telecopy:  (312) 853-7036

                  17. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  18. Status of this Agreement. This Agreement is a Loan Document, and LJH acknowledges that his/its execution, delivery and performance of this Agreement is a material inducement to the consent to the Brice Acquisition by the Agent and the Lenders and in the willingness of the Agent, the Lenders and the Issuing Bank to continue to make the credit facilities under the Credit Agreement available to the Borrowers.

                  19. Taxes. Any and all payments by LJH, or any of them, hereunder shall be made free and clear of and without reduction for any and all present or future taxes, levies, imposts, deductions, charges, withholdings, and all stamp or documentary taxes, excise taxes, ad valorem taxes and other taxes imposed on the value of the property, charges or levies which arise from the execution, delivery or registration, or from payment or performance under, or otherwise with respect to, such payments and all other liabilities with respect thereto excluding, in the case of each Lender, each Issuing Bank and the Agent, taxes imposed on or measured by net income or overall gross receipts and capital and franchise taxes imposed on it by (i) the United States, (ii) the Governmental Authority of the jurisdiction in which such Lender's Domestic Lending Office is located or any political subdivision thereof or (iii) the Governmental Authority in which such Person is organized, managed and controlled or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges and withholdings being hereinafter referred to as "Taxes"). If LJH shall be required by law to withhold or deduct any Taxes from or in respect of any sum payable hereunder to any Lender, any Issuing Bank or the Agent, (x) the sum payable to such Lender, Issuing Bank, or the Agent shall be increased as may be necessary so that after making all required withholding or deductions (including withholding or deductions applicable to additional sums payable under this Section 20) such Lender, such Issuing Bank or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such withholding or deductions been made, (y) LJH shall make such withholding or deductions, and (z) LJH shall pay the full amount withheld or deducted to the relevant taxation authority or other authority in accordance with applicable law.

                  20. Representations and Warranties of LJH. LJH represents that: (i) the execution and delivery of this Agreement and the performance of the obligations it imposes do not violate any law, conflict with the terms of any agreement by which it/he is bound or require the consent or approval of any governmental authority or any third party; (ii) this Agreement is a valid and binding agreement, enforceable according to its terms; (iii) true and correct copies of LJH's Organizational Documents as in effect on the date hereof have been delivered to the Agent; and (iv) all balance sheets, income statements, and other financial statements furnished to the Agent or any Holder are accurate and fairly reflect the financial condition of the organizations and persons to which they apply on their effective dates, including contingent liabilities of every type, which financial condition has not changed materially and adversely since those dates.

                  21. Covenants of LJH. LJH covenants and agrees that so long as any Revolving Credit Commitments are outstanding and thereafter until payment in full of all of the Obligations (other than indemnities not yet due), unless the Requisite Lenders shall otherwise give prior written consent:

                  (a) Existence, Etc. LJH shall at all times maintain its existence as a corporation and preserve and keep in full force and effect its rights and franchises material to its business.

                  (b) Corporate Powers; Conduct of Business. LJH shall qualify and remain qualified to do business and maintain its good standing in its jurisdiction or organization and each other jurisdiction in which the nature of its business and the ownership of its Property requires it to be so qualified and in good standing, except in the case where the failure to qualify, remain qualified or maintain good standing in such other jurisdiction is not reasonably likely to result in a Material Adverse Effect.

                  (c) Compliance with Laws, Etc. LJH shall comply with all Requirements of Law and all restrictive covenants affecting it or its business, Property, assets or operations, except in the case where noncompliance is not reasonably likely to result in a Material Adverse Effect.

                  (d) Payment of Taxes and Claims. LJH shall file all tax returns and reports as and when required by the related Governmental Authority and pay on a timely basis all taxes, assessments and other governmental charges imposed upon it or on any of its Property or assets or in respect of any of its franchises, business, income or Property; provided, however, that no such taxes, assessments and governmental charges need be paid if being contested in good faith by appropriate proceedings diligently instituted and conducted and if such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor.

                  (e) Delivery of Financial Statements; Inspection of Property; Books and Records; Discussions. LJH shall deliver annual financial statements, substantially in the form of the financial statements required to be delivered to the Agent within three (3) Business Days after the Second Amendment Effective Date, within 90 days after the end of each fiscal year of LJH (which fiscal year corresponds to a calendar year). At any time when LJH has defaulted in its obligations under this Agreement, LJH shall permit any authorized representative(s) designated by the Agent to visit and inspect, whether by access to LJH's MIS or otherwise, any of LJH's property, to examine, audit, check and make copies of LJH's financial and accounting records, books, journals, orders, receipts and any correspondence (other than privileged correspondence with legal counsel) and other data relating to their respective businesses or the transactions contemplated hereby or referenced herein, and to discuss their affairs, finances and accounts with their management personnel and independent certified public accountants, all upon reasonable written notice and at such reasonable times during normal business hours, as often as may be reasonably requested. Each such visitation and inspection by or on behalf of the Agent shall be at LJH's expense. LJH shall keep and maintain in all material respects proper books of record and account in which entries in conformity with GAAP shall be made of all dealings and transactions in relation to its respective businesses and activities.

                  (f) Organizational Documents. LJH shall not amend, modify or otherwise change any of the material terms or provisions in any of its Organizational Documents as in effect on the date hereof unless, prior to the effective date of such change, copies of such revised Organizational Document(s) have been delivered to the Agent.

                  22. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and supersedes all prior understandings, written and oral, relating to the subject matter hereof.

                  23. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same agreement.


                            [Signature Page Follows]

                  IN WITNESS WHEREOF, this Agreement has been duly executed by LJH as of the day and year first set forth above.



                                  LJH, LTD.



                                  By: DLH Management, L.L.C.
                                        General Partner


                                  By: /s/ Lacy J. Harber
                                     ------------------------------
                                     Lacy J. Harber
                                     President


                             Signature Page 1 of 2

Acknowledged and agreed to
as of the day and year first above written

TIMCO AVIATION SERVICES, INC.



By: /s/ C. Robert Campbell
   ------------------------------------------
   Robert Campbell
   Vice President and Chief Financial Officer



BRICE MANUFACTURING COMPANY, INC.


By: /s/ C. Robert Campbell
   ------------------------------------------
   Robert Campbell
   Vice President and Chief Financial Officer


CITICORP USA, INC., as Agent



By: /s/ Keith R. Gerding
   ------------------------------------------
      Keith R. Gerding
      Vice President


                             Signature Page 2 of 2